AMENDMENT NO. 4 TO CREDIT AGREEMENT

This AMENDMENT NO. 4 TO CREDIT AGREEMENT (this "Amendment"), dated as of November [__], 2007, by and among RADNET MANAGEMENT, INC., a California corporation (the "Borrower"), the other persons designated as Credit Parties on the signature pages hereof, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent ("Agent") and the Persons signatory thereto from time to time as Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (each as hereinafter defined).

RECITALS

WHEREAS, the Borrower, the Credit Parties, Agent and Lenders have entered into that certain Credit Agreement dated as of November 15, 2006 (as amended by that certain (i) Limited Waiver and Amendment No. 1 to Credit Agreement dated as of April 5, 2007, (ii) Amendment No. 2 to Credit Agreement dated as of May 30, 2007 and (iii) Amendment No. 3 to Credit Agreement dated as of August 23, 2007, and as further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

WHEREAS, the Borrowers, Agent and Requisite Lenders have agreed to the amendments as set forth herein;

NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendments to Credit Agreement.

(a) Amendment to Section 5.3. Section 5.3 of the Credit Agreement is hereby amended by inserting the following new clause (m):

"(m) Borrower and its Subsidiaries may use the Net Proceeds of the St. Joe's Disposition to make equity Investments in Persons which are not Subsidiaries of Holdings."

(b) Amendment to Section 5.7. Section 5.7 of the Credit Agreement is hereby amended by inserting the following new clause (d):

"(d) the St. Joe's Disposition as long as (1) the Net Proceeds of the St. Joe's Disposition are applied as required by Section 1.5(c) or are, within one hundred eighty (180) days of receipt thereof by any Credit Party, used to make an investment permitted by Section 5.3(m) and (2) the requirements of Section 5.7(c)(ii), (c)(iii), (c)(v) and (c)(vi) are satisfied with respect to the St. Joe's Disposition."

(c) Amendment to Section 6.2(a). Section 6.2(a) of the Credit Agreement is hereby amended to be titled "Quarterly Financials and Statements."

CH\989125.45

(d) Amendment to Section 6.2(a)(i). Section 6.2(a)(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

"(i) As soon as available and in any event within forty-five (45) days after the end of each Fiscal Quarter (including the last Fiscal Quarter of Holdings' Fiscal Year), Borrower will deliver (1) the consolidated and consolidating balance sheets of Holdings and its Subsidiaries, as at the end of such quarter, and the related consolidated and consolidating statements of income, stockholders' equity and cash flow for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year of Holdings to the end of such Fiscal Quarter, (2) a report setting forth in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the most recent Projections for the current Fiscal Year delivered pursuant to Section 6.2(h) and (3) a schedule of the outstanding Indebtedness for borrowed money of Holdings and its Subsidiaries describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan."

(e) Amendment to Section 6.2(d). Section 6.2(d) of the Credit Agreement is hereby amended by replacing the word "Quarter" which appears therein with the word "Month".

(f) Amendments to Annex A. Annex A of the Credit Agreement is hereby amended by inserting the following defined term in its appropriate alphabetical location:

"St. Joe's Disposition means collectively (i) the sale on or about November [__], 2007 of a portion of Advanced Imaging Partners, Inc.'s equity interest in Advanced Imaging at St. Joseph Medical Center, LLC (f/k/a MRI at St. Joseph Medical Center, LLC) pursuant to that certain Amended and Restated Operating Agreement, dated as of November [__], 2007, by and among St. Joseph Medical Center, Inc. and Advanced Imaging Partners, Inc. and (ii) the sale of certain assets pursuant to that certain Asset Purchase Agreement, dated as of November [__], 2007, by and between Advanced Imaging at St. Joseph Medical Center, LLC, Advanced Imaging Partners, Inc. and RadNet, Inc."

2. Representations and Warranties of Credit Parties. The Credit Parties represent and warrant that:

(a) the execution, delivery and performance by each Credit Party of this Amendment have been duly authorized by all necessary corporate action required on its part and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

(b) after giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on

CH\989125.45

and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

3. Conditions To Effectiveness. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a) This Amendment shall have been executed and delivered by the Agent, Requisite Lenders and the Credit Parties;

(b) The execution and delivery of the Amendment No. 4 to Second Lien Credit Agreement, in form, substance and manner satisfactory to the Agent; and

(c) The Agent shall have received, on behalf of each Lender who has executed this Amendment, a nonrefundable amendment fee equal to 0.05% of such Lender's Commitment, which fee shall be fully earned and payable on the date hereof.

4. Reference To And Effect Upon The Credit Agreement.

(a) The Credit Agreement and the other Loan Documents shall remain in full force and effect, as amended hereby, and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver or amendment of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

8. Reaffirmation of Guaranties. The Credit Parties signatory hereto hereby reaffirm their Guaranties of the Obligations and reaffirm that the Obligations are and continue to be secured by the security interest granted by the Credit Parties in favor of the Agent, on behalf of itself and the Lenders, under the Security Agreement and the Pledge Agreement and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Credit Parties under such documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Credit Parties. Each Credit Party acknowledges that all references to "Credit Agreement" and "Obligations" in the Loan Documents shall take into account the provisions of this Amendment and be a reference to the "Credit Agreement" and the "Obligations" as amended hereby.

* * *

CH989125.45

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

RADNET MANAGEMENT, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

RADNET, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

BEVERLY RADIOLOGY MEDICAL GROUP III

By: ProNet Imaging Medical Group, Inc., its general partner

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

By: Beverly Radiology Medical Group, Inc., its general partner

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

PRONET IMAGING MEDICAL GROUP, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

Signature Page to Amendment No. 4 to Credit Agreement

BEVERLY RADIOLOGY MEDICAL GROUP, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

RADNET SUB, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

SO CAL MR SITE MANAGEMENT, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

RADNET MANAGEMENT I, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

RADNET MANAGEMENT II, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

Signature Page to Amendment No. 4 to Credit Agreement

RADNET MANAGED IMAGING SERVICES, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

DIAGNOSTIC IMAGING SERVICES, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	Chief Financial Officer

RADIOLOGIX, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

ADVANCED IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

IDE IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

Signature Page to Amendment No. 4 to Credit Agreement

MID ROCKLAND IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

PACIFIC IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

QUESTAR IMAGING, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

TREASURE COAST IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

COMMUNITY IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

Signature Page to Amendment No. 4 to Credit Agreement

RADIOLOGY AND NUCLEAR MEDICINE IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

VALLEY IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

QUESTAR DULUTH, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

QUESTAR LOS ALAMITOS, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

QUESTAR VICTORVILLE, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

Signature Page to Amendment No. 4 to Credit Agreement

ROCKY MOUNTAIN OPENSCAN MRI, LLC

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

FRI, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

Signature Page to Amendment No. 4 to Credit Agreement

FRI II, INC.

By:	/s/ Howard G. Berger
Name:	Howard G. Berger, M.D.
Title:	President

Signature Page to Amendment No. 4 to Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent and a Lender

By:	/s/ General Electric Capital Corporation
Duly Authorized Signatory

Signature Page to Amendment No. 4 to Credit Agreement

[INSERT NAME OF LENDER], as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 4 to Credit Agreement